WILSHIRE ESCROW
COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 938-8927
www.wilshire-escrow.com

BUYER'S FINAL SETTLEMENT STATEMENT

PROPERTY:	Trilosa Investments, LLC Membership Sale: 717 W. 42nd Place Los Angeles, CA 90037	**DATE:**	December 31, 2019
		CLOSING DATE:	December 31, 2019
BUYER:	Hubilu Venture Corporation	**ESCROW NO.:**	003466-024

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
Total Consideration	471,000.00	
Existing 1st Trust Deed - Belladonna Lily Investments, Inc., a Wyoming Corporation		337,167.43
Existing 2nd Trust Deed - Belladonna Lily Investments, Inc., a Wyoming Corporation		133,500.00
ESCROW CHARGES - Wilshire Escrow Company		
Title - Escrow Fee	300.00	
Funds required		632.57
TOTAL	$ 471,300.00	$ 471,300.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES